UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2016

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
000-22446	95-3015862
(Commission File Number)	(IRS Employer Identification No.)
250 Coromar Drive, Goleta, California	93117
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (805) 967-7611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 12, 2016, Deckers Outdoor Corporation (the "Company") held its 2016 Annual Meeting of Stockholders (the "Annual Meeting"), virtually via live webcast at http://www.virtualshareholdermeeting.com/DECK, during which the Company's stockholders voted on three proposals. The Company had 32,034,511 shares of common stock outstanding on July 14, 2016, the record date for the Annual Meeting. At the Annual Meeting, 30,114,443 shares of common stock were present virtually or represented by proxy.
The following sets forth the final results of the voting for the three proposals voted upon at the Annual Meeting. These matters are described in more detail in the Company's definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission on July 25, 2016 (the "Proxy Statement").
Election of Directors (Proposal No. 1)
The stockholders elected ten candidates nominated by the Board of Directors of the Company to serve as directors of the Company until the annual meeting of stockholders to be held in 2017 or until their successors are elected and duly qualified. The following sets forth the results of the voting with respect to each candidate:

	Shares Voted
Name of Candidate	For	Authority Withheld	Broker Non-Votes
Angel R. Martinez	27,653,304	360,001	2,101,138
John M. Gibbons	27,668,870	344,435	2,101,138
Karyn O. Barsa	27,620,417	392,888	2,101,138
Nelson C. Chan	27,691,042	322,263	2,101,138
Michael F. Devine, III	27,618,151	395,154	2,101,138
John G. Perenchio	27,320,019	693,286	2,101,138
Dave Powers	27,688,817	324,488	2,101,138
James Quinn	21,249,104	6,764,201	2,101,138
Lauri M. Shanahan	27,619,801	393,504	2,101,138
Bonita C. Stewart	27,340,956	672,349	2,101,138
Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm (Proposal No. 2)
The stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2017, which covers the period from April 1, 2016 to March 31, 2017. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
29,717,477	247,561	149,405
Advisory Vote on Executive Compensation (Proposal No. 3)
The stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
18,706,871	9,134,040	172,394	2,101,138
No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2016

Deckers Outdoor Corporation
/s/ Thomas A. George
Thomas A. George, Chief Financial Officer